UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2010

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 18, 2010, Genpact Limited (“Genpact”) and certain selling shareholders (the “Selling Shareholders), consisting of affiliates of the General Electric Company, General Atlantic LLC, Oak Hill Capital Partners and Wells Fargo & Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named therein, relating to the sale of 33,600,000 Genpact common shares by the Selling Shareholders in a public offering pursuant to a registration statement on Form S-3ASR (File No. 333-165481) and a related prospectus supplement filed with the Securities and Exchange Commission. In addition, affiliates of General Atlantic LLC, Oak Hill Capital Partners and Wells Fargo & Company granted the underwriters an option exercisable for 30 days from the date of such prospectus supplement to purchase from them, at the public offering price less underwriting discounts and commissions, up to an additional 5,040,000 Genpact common shares, which option the underwriters exercised in full on March 19, 2010.

Genpact will not receive any proceeds from the offering. The offering, including the option shares, is expected to close on March 24, 2010, subject to customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Appleby, Bermuda counsel to Genpact, has issued an opinion to Genpact, dated March 23, 2010, regarding the legality of the common shares to be sold in the offering. A copy of the opinion as to legality is filed as Exhibit 5.1 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 18, 2010, by and among Genpact Limited, GE Capital (Holdings) Mauritius Ltd., GE Capital International (Mauritius), Genpact Investment Co. (Bermuda) Limited, WIH Holdings, Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein

5.1	Opinion of Appleby, dated March 23, 2010

23.1	Consent of Appleby (included as part of Exhibit 5.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: March 23, 2010	By:	/S/ VICTOR GUAGLIANONE
	Name:	Victor Guaglianone
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 18, 2010, by and among Genpact Limited, GE Capital (Holdings) Mauritius Ltd., GE Capital International (Mauritius), Genpact Investment Co. (Bermuda) Limited, WIH Holdings, Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein

5.1	Opinion of Appleby, dated March 23, 2010

23.1	Consent of Appleby (included as part of Exhibit 5.1)